SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 20, 2004

Bluestar Health, Inc.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	000-08835 (Commission File Number)	84-0736215 (I.R.S. Employer Identification No.)

19901 Southwest Freeway, Suite 209 Sugar Land, Texas 77479 (Address of principal executive offices) (zip code)

(281) 207-5484 (Registrant’s telephone number, including area code)

Taurus Entertainment Companies, Inc. (Former name or former address, if changed since last report.)

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 20, 2004, Malone & Bailey, PLLC, CPA, the independent accountants previously engaged as the principal accountants to audit the financial statements of the Company, was dismissed.

Also effective on August 20, 2004, the Company engaged Lopez, Blevins, Bork & Associates, LLP, as its independent certified public accountants. The decision to change accountants was approved by the Board of Directors of the Company.

The audit report of Malone & Bailey, PLLC on the Company’s financial statements as of September 30, 2003 and for the period from March 18, 2003 (inception) through September 30, 2003 (the “Audit Period”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except the reports were modified to include an explanatory paragraph wherein they expressed substantial doubt about the Company’s ability to continue as a going concern. During the Audit Period, and through August 20, 2004, there were no disagreements with Malone & Bailey, PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report, and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of this disclosure to Malone & Bailey, PLLC and has requested that the former accountants furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Registrant, and, if not, stating the respects in which they do not agree. A copy of the letter is attached hereto as Exhibit 16.1.

During the two most recent fiscal years, or any subsequent interim period prior to engaging Lopez, Blevins, Bork & Associates, LLP, neither the Company nor anyone acting on the Company’s behalf consulted with Lopez, Blevins, Bork & Associates, LLP regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or (ii) the type of audit opinion that might be rendered on the Company’s financial statements where either written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (iii) any matter that was the subject of a disagreement with the Company’s former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its audit report.

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EXHIBITS

Item No.	Description

16.1*	Letter dated August 24, 2004 from Malone & Bailey, PLLC

*   To be filed by amendment upon receipt.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2004	Bluestar Health, Inc.,
a Colorado corporation

/s/ Alfred Oglesby

By: Alfred Oglesby
Its: President

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